Supplement dated July 8, 2024
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager International Equity Strategies Fund	1/1/2024
On June 27, 2024, the Fund's Board of Trustees approved the addition of Walter Scott & Partners Limited (Walter Scott) as a subadviser of a portion of the Fund's portfolio, effective on or about August 19, 2024 (the Effective Date). Accordingly, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund’s Prospectus and Summary Prospectus.
The second paragraph under the subsection "Principal Investment Strategies” in the Summary Prospectus, in the "Summary of the Fund" section of the Prospectus and in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Columbia Management is responsible for providing day-to-day portfolio management of a sleeve of the Fund and is also responsible for oversight of the Fund's Subadvisers. The Subadvisers are Arrowstreet Capital, Limited Partnership (Arrowstreet), Baillie Gifford Overseas Limited (Baillie Gifford), Causeway Capital Management LLC (Causeway), and Walter Scott & Partners Limited (Walter Scott). Columbia Management, subject to the oversight of the Fund's Board of Trustees, determines the allocation of the Fund's assets to each sleeve, and may change these allocations at any time. Columbia Management and the Subadvisers act independently of one another and use their own methodologies for selecting investments.
The rest of the section remains the same.
The information under the subsection “Performance Information” in the Summary Prospectus and in the “Summary of the Fund" section of the Prospectus is hereby revised to add the following:
The Fund’s performance prior to August 19, 2024 reflects returns achieved by the Investment Manager and all subadvisers other than Walter Scott. Thereafter, the Investment Manager and all subadvisers, including Walter Scott, have each managed a portion of the Fund’s portfolio. If the Fund's current Investment Manager and subadvisers had been in place for the prior periods, results shown may have been different.
The rest of the section remains the same.
The information under the subsection "Fund Management” in the Summary Prospectus and in the “Summary of the Fund" section of the Prospectus is hereby revised to add the following:
Subadviser: Walter Scott & Partners Limited (Walter Scott)
Investment decisions for the portion of the Fund subadvised by Walter Scott are made by Walter Scott’s investment team and ratified by the Investment Executive (IE). The investment team is overseen by Walter Scott’s Investment Management Committee (IMC). The following are members of Walter Scott’s IE. The IE ratifies all new purchase decisions and determines portfolio allocations. These individuals also have responsibility with the IMC.
Portfolio Management	Title	Role with Fund	Managed Fund Since
Roy Leckie	Executive Director of Walter Scott and Co-Chair of Walter Scott’s IMC	IE Member (portfolio management)	August 2024
Charlie Macquaker	Executive Director of Walter Scott and Co-Chair of Walter Scott’s IMC	IE Member (portfolio management)	August 2024
Jane Henderson	Managing Director of Walter Scott	IE Member (portfolio management)	August 2024
Fraser Fox, CFA	Investment Manager of Walter Scott	IE Member (portfolio management)	August 2024
Maxim Skorniakov, CFA	Investment Manager of Walter Scott	IE Member (portfolio management)	August 2024
The rest of the section remains the same.
The information under the subsection “Principal Investment Strategies” in the “More Information About the Fund" section of the Prospectus is hereby revised to add the following:
Walter Scott — International Growth Strategy Sleeve
Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for durable long-term growth, thereby benefitting from the power of compounding. Walter Scott focuses on individual stock selection, building its portion of the Fund’s portfolio from the bottom up through extensive fundamental research.
Walter Scott’s investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. For these companies, Walter Scott restates the company’s income statement, flow of funds, and balance sheet to a cash basis. This analysis assists Walter Scott in identifying the nature of the operating margin, working capital management and the
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profitability and financing model of the company. Core to the analysis is thorough understanding of the cash generating strengths of a company and thereby a company’s ability to achieve self-financed growth so far as possible. If a company passes Walter Scott’s stringent financial criteria, Walter Scott then conducts a detailed investigation of the company’s products, cost and pricing, competition and industry position and outlook.
Walter Scott will also typically meet with senior management of a company as part of the research process. The objective underlying all aspects of this extensive process is to understand whether the company has the ability to generate compound growth in the future. In assessing the valuation of an individual stock, Walter Scott uses various measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book. Walter Scott’s investment team collectively reviews and selects those stocks that meet Walter Scott’s criteria and where the expected growth rate is combined with a reasonable valuation for the underlying equity. A buy proposal requires the backing of the broad investment team while a sell decision requires only one dissenting voice.
Geographic and sector allocations are results of, not part of, Walter Scott’s investment process, because the investment team’s sole focus is on the analysis of and investment in individual companies. Walter Scott does not use benchmark indices as a tool for active portfolio management. Walter Scott believes that a patient investment approach is necessary to give the companies in which its portion of the Fund invests an opportunity to realize their growth potential and to allow for compounding of returns.
Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. Walter Scott may reduce the weighting of a stock held by its portion of the Fund if it becomes overweighted as determined by Walter Scott.
The rest of the section remains the same.
The sixth paragraph under the subsection “Primary Service Provider Contracts - The Investment Manager” in the “More Information About the Fund" section of the Prospectus is hereby revised to add the following:
A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with Walter Scott will be available in the Fund’s annual financial statements and additional information (N-CSR) for the fiscal year ending August 31, 2024.
The rest of the section remains the same.
The information under the subsection “Primary Service Provider Contracts - Subadvisers” in the “More Information About the Fund" section of the Prospectus is hereby revised to add the following:
Walter Scott, which has served as Subadviser to the Fund since August 2024, is located at One Charlotte Square, Edinburgh EH2 4DR, UK. Walter Scott, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. Walter Scott manages equity portfolios for institutional clients around the world, including public and private pension funds, endowments, foundations, family offices, insurers and financial organizations.
The rest of the section remains the same.
The information under the subsection "Primary Service Provider Contracts - Portfolio Managers" in the "More Information About the Fund" section of the Prospectus is hereby revised to add the following:
Subadviser: Walter Scott & Partners Limited (Walter Scott)
Investment decisions for the portion of the Fund subadvised by Walter Scott are made by Walter Scott’s investment team and ratified by the Investment Executive (IE). The investment team is overseen by Walter Scott’s Investment Management Committee (IMC). The following are members of Walter Scott’s IE. The IE ratifies all new purchase decisions and determines portfolio allocations. These individuals also have responsibility with the IMC.
Portfolio Management	Title	Role with Fund	Managed Fund Since
Roy Leckie	Executive Director of Walter Scott and Co-Chair of Walter Scott’s IMC	IE Member (portfolio management)	August 2024
Charlie Macquaker	Executive Director of Walter Scott and Co-Chair of Walter Scott’s IMC	IE Member (portfolio management)	August 2024
Jane Henderson	Managing Director of Walter Scott	IE Member (portfolio management)	August 2024
Fraser Fox, CFA	Investment Manager of Walter Scott	IE Member (portfolio management)	August 2024
Maxim Skorniakov, CFA	Investment Manager of Walter Scott	IE Member (portfolio management)	August 2024
Mr. Leckie began his investment career in 1995 when he joined Walter Scott. He has a B.Sc. in statistics from the University of Glasgow.
Mr. Macquaker began his investment career in 1991 when he joined Walter Scott. He has a B.Sc. in European studies from the University of Buckingham.
Ms. Henderson began her investment career in 1995 when she joined Walter Scott. She has a B.Sc. in marine and environmental biology from the University of St. Andrews.

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Mr. Fox began his investment career in 2003 when he joined Walter Scott. He has an LL.B. in law from the University of Edinburgh.
Mr. Skorniakov began his investment career in 2003 when he joined Walter Scott. He has an M.A. in economics from the University of Colorado and an M.Sc. in investment analysis from the University of Stirling.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

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